Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of DineEquity, Inc. (the “Company”) for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greggory H. Kalvin, as Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2018
/s/ GREGGORY H. KALVIN
Greggory H. Kalvin
Interim Chief Financial Officer, Senior Vice President, Corporate Controller (Chief Financial Officer)
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This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.